UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 19, 2017 (May 18, 2017)
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd.
Bonita Springs, Florida 34134
(Address of principal executive offices, including zip code)

(239) 301-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Herc Holdings Inc., a Delaware corporation (the “Company”), held its 2017 Annual Meeting of Stockholders on May 18, 2017. In connection with the meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters submitted to a vote of the stockholders at that meeting and the final voting results with respect to each matter are set forth below:

1.	Election of Directors. The nine director nominees identified below were elected to serve for a one-year term expiring at the 2018 Annual Meeting of Stockholders. Voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Herbert L. Henkel	22,648,620	791,564	4,734	2,657,278
Lawrence H. Silber	23,389,432	51,328	4,158	2,657,278
James H. Browning	23,383,174	57,474	4,270	2,657,278
Patrick D. Campbell	23,384,699	55,843	4,376	2,657,278
Michael A. Kelly	23,385,490	55,131	4,297	2,657,278
Courtney Mather	23,257,785	183,083	4,050	2,657,278
Stephen A. Mongillo	23,386,346	53,555	5,017	2,657,278
Louis J. Pastor	23,258,900	181,406	4,612	2,657,278
Mary Pat Salomone	23,391,542	49,690	3,686	2,657,278

2.	Advisory Vote on Executive Compensation. Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the following vote:

For	Against	Abstain	Broker Non-Votes
22,878,802	554,181	11,935	2,657,278

3.
Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation. Stockholders approved, on a non-binding advisory basis, the annual presentation of an advisory vote on named executive officer compensation, with the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,155,919	14,955	1,266,709	7,335	2,657,278

Consistent with the Board of Directors’ recommendation to stockholders and these voting results, the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers annually until the next vote on the frequency of such advisory vote.

4.
Ratification of the Selection of Independent Public Accountants. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, with the following vote:

For	Against	Abstain	Broker Non-Votes
26,021,678	70,658	9,860	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ Barbara L. Brasier
Name:	Barbara L. Brasier
Title:	Senior Vice President and Chief Financial Officer
Date:  May 19, 2017

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